UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 21, 2023
COMMISSION FILE NUMBER 1-6780
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
COMMON STOCK, $0.00 PAR VALUE	RYN	New York Stock Exchange
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

RAYONIER INC.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2023, the Board of Directors (the “Board”) of Rayonier Inc. (the “Company”) adopted amendments to its Bylaws (as amended, the “Bylaws”), which became effective immediately upon adoption. The Board adopted the amendments to the Bylaws primarily to update certain procedural requirements in accordance with the new universal proxy rules adopted by the Securities and Exchange Commission (the “SEC”). Specifically, in addition to other ministerial changes, the amendments to the Bylaws:

•update certain procedural mechanics and disclosure requirements for shareholder nominations of directors made in connection with annual and special meetings of shareholders to address rules related to the use of universal proxy cards adopted by the SEC under new Rule 14a-19;
•provide that shareholders must give advance notice to the Company of nominations to be brought before an annual meeting of not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders to align the Rule 14a-19 nomination process with the Company’s nomination deadline for non-Rule 14a-19 nominations;
•update certain procedural mechanics related to the conduct of business at any meeting of shareholders; and
•require shareholders directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white.

The foregoing description of the changes implemented by the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, clean and blacklined copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Bylaws of Rayonier, Inc, as amended through July 21, 2023
3.2	Bylaws of Rayonier, Inc, as amended through July 21, 2023 (marked to show changes)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Senior Vice President, General Counsel and Corporate Secretary
July 26, 2023

2